UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
August 12, 2024
URBAN-GRO, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39933	46-5158469
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1751 Panorama Point, Unit G Lafayette, Colorado	80026
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (720) 390-3880
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock, par value $0.001 per share	UGRO	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition

The information included in Item 7.01 below is incorporated herein by reference.
Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

As reported on the Current Report on Form 8-K filed on May 6, 2024 by urban-gro, Inc. (the “Company”), the Company dismissed its previous independent registered public accounting firm, BF Borgers CPA PC ("BF Borgers"). On May 3, 2024, the Securities and Exchange Commission instituted public administrative and cease-and-desist proceedings against BF Borgers. In the Current Report on Form 8-K filed on May 29, 2024, the Company announced that it had appointed Sadler, Gibb & Associates, LLC ("Sadler Gibb") as its new independent public accounting firm. Sadler Gibb has substantially conducted a re-audit of the Company's previously issued financial statements for the year ended December 31, 2023. In connection with the re-audit of the 2023 financial statements as conducted to date, Sadler Gibb identified accounting errors related to deferred tax liabilities associated with historical share-purchase acquisitions made by the Company. Accounting for the initial deferred tax liabilities associated with the acquisitions was determined to be proper, but due to losses incurred by the Company following the acquisitions, the majority of the deferred tax liabilities that were recorded in connection with the share-purchase acquisition of each acquired company should have been recorded as income tax benefits to the statement of operations shortly after each acquisition. The Company had amortized these deferred tax liabilities to the statement of operations corresponding to the amortization of the intangible assets with which they were associated.

Effective August 12, 2024, the Audit Committee (the “Audit Committee”) of the Company’s Board of Directors, in consultation with the Company’s management and with Sadler Gibb, determined that the Company’s previously issued audited consolidated financial statements as of and for the years ended December 31, 2022 and December 31, 2023 (the “Year-End Financial Statements”), the Company’s previously issued unaudited condensed consolidated financial statements as of and for the three months ended March 31, 2022, the three and six months ended June 30, 2022, and the three and nine months ended September 30, 2022 (the “2022 Interim Financial Statements”), the three months ended March 31, 2023, the three and six months ended June 30, 2023, and the three and nine months ended September 30, 2023 (the “2023 Interim Financial Statements”), and the three months ended March 31, 2024 (the “Q1 2024 Interim Financial Statements” and, together with the 2022 Interim Financial Statements and the 2023 Interim Financial Statements, the “Interim Financial Statements”) should no longer be relied upon and should be restated due to the foregoing accounting errors. Similarly, any previously issued or filed reports, press releases, earnings releases, investor presentations or other communications of the Company describing the Company’s financial results or other financial information relating to the periods covered by the Year-End Financial Statements or the Interim Financial Statements should no longer be relied upon.

As a result of the accounting errors, the Company intends to (a) restate the Year-End Financial Statements, the 2022 Interim Financial Statements, the 2023 Interim Financial Statements, and the respective notes thereto in a comprehensive amendment to the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 with expanded financial information and other disclosures in lieu of filing separate amended annual and quarterly reports for the affected periods (the “Amended 10-K”), (b) restate the Q1 2024 Interim Financial Statements and the notes thereto in an amendment to the Company’s Quarterly Report on Form 10-Q for the three months ended March 31, 2024 (the “Amended 10-Q”), and (c) amend, among other related disclosures, its Management’s Discussion and Analysis of Financial Condition and Results of Operations for the applicable periods in the Amended 10-K and the Amended 10-Q. The adjustments to such financial statement items will be set forth through expanded disclosure in the financial statements included in the Amended 10-K and the Amended 10-Q, including further describing the restatements and their impact on previously reported amounts.

Although the Company cannot at this time estimate when it will file its restated financial statements, the Amended 10-K or the Amended 10-Q, it is diligently pursuing completion of the restatements and intends to make such filings as soon as reasonably practicable following the completion of Sadler Gibb’s re-audit.

The Company’s management also is assessing the effect of the matters identified to date and the restatements on the Company’s internal control over financial reporting and its disclosure controls and procedures. Although the assessment is not yet complete, the Company does not anticipate that the review will result in one or more material weaknesses in the Company’s internal control over financial reporting during the applicable periods.

The description of the restatements and accounting errors above is preliminary, unaudited and subject to further change in connection with the ongoing review, re-audit and the completion of the restatements. Accordingly, there can be no assurance as to the actual effects of the restatements or that the Company will not determine to restate any financial statements other than the Year-End Financial Statements and the Interim Financial Statements or with respect to any additional accounting errors.

The Company’s management and the Audit Committee have discussed the matters disclosed in this Item 4.02 with the Company’s independent registered public accounting firm, Sadler Gibb.

Item 7.01.    Regulation FD Disclosure.

On August 14, 2024, the Company issued a press release announcing the intention to restate the Year-End Financial Statements and the Interim Financial Statements, as well as the related delay in the filing of the Company’s Quarterly Report on Form 10-Q for the three months ended June 30, 2024 and the Company’s preliminary estimated revenue for the quarter ended June 30, 2024. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.
The information furnished pursuant to Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, unless specifically identified as being incorporated therein by reference.
Cautionary Note Regarding Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements regarding future events and our future results that are subject to the safe harbors created under the Private Securities Litigation Reform Act of 1995, including statements regarding the expected impacts of the restatements of the Year-End Financial Statements and the Interim Financial Statements and the Company’s plans to file the Amended 10-K and the Amended 10-Q. These statements reflect the beliefs and assumptions of the Company’s management as of the date hereof. Words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “may,” “plan,” “project,” “seek,” “should,” “target,” “will,” “would,” variations of such words, and similar expressions are intended to identify forward-looking statements. Readers are cautioned that these forward-looking statements are only predictions and are subject to risks, uncertainties and assumptions that are difficult to predict. The Company’s actual results could differ materially and adversely from those expressed in or contemplated by the forward-looking statements. Factors that could cause actual results to differ include, but are not limited to, those risk factors contained in the Company’s SEC filings available at www.sec.gov, including without limitation, the Company’s most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and subsequent filings. In addition, these risks and uncertainties include, but are not limited to, the discovery of additional information relevant to the periods covered by the Year-End Financial Statements, the Interim Financial Statements or other periods, changes in the effects of the restatements on the Company’s financial statements or financial results and delay in the filing of the Company’s periodic reports with the SEC, including the Amended 10-K and the Amended 10-Q, due to the Company’s efforts to complete the restatements. Readers are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date on which they are made. The Company undertakes no obligation to update or revise any forward-looking statements for any reason.
Item 9.01.    Financial Statements and Exhibits.
(d)Exhibits.

Exhibit Number	Exhibit Description
99.1	Press Release Dated August 14, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

URBAN-GRO, INC.

Date: August 14, 2024	By:	/s/ Bradley Nattrass
Bradley Nattrass
Chairperson of the Board of Directors and Chief Executive Officer